--------------------------------------------------------------------------------
     2002 Annual Report
--------------------------------------------------------------------------------


     JANUS MERCURY FUND
     ---------------------------------------------------------------------------


                                                            [LOGO] JANUS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     1

     Statement of Assets and Liabilities ............................     5

     Statement of Operations ........................................     6

     Statement of Changes in Net Assets .............................     7

     Financial Highlights ...........................................     8

     Notes to Schedule of Investments ...............................     9

     Notes to Financial Statements ..................................    10

     Report of Independent Accountants ..............................    15

     Explanation of Charts, Tables and Financial Statements .........    16

     Trustees and Officers ..........................................    18

--------------------------------------------------------------------------------
If you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MERCURY FUND                             Warren Lammert, portfolio manager

Janus Mercury Fund declined 21.88% during the 12-month period ended October 31, 2002. That placed us behind the 15.10% loss of our benchmark, the S&P 500(R) Index and nearly on par with the 21.33% loss of the NASDAQ Composite Index.(1) In turn, the Fund earned a third-quartile ranking, placing 480th out of 643 large-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

These disappointing results came during what has been perhaps the most difficult environment for stocks in recent memory, as economic weakness, geopolitical strife and an unprecedented crisis of confidence wrought by a seemingly endless string of corporate governance scandals have all conspired to send markets lower from an already depressed base. Although the Fund's performance against the S&P 500 was disappointing, results improved during the final three months of the period in which the Fund gained 0.81% against the 2.38% loss by our benchmark. We hope to build on our stronger recent performance as we move into the new year.

We responded to this difficult environment by broadening the portfolio to reduce our overall exposure to sectors of the economy most at risk from continued economic weakness. In particular, we steadily cut our technology exposure over the last two years. While that decision has undoubtedly saved us from even sharper losses than reported above, we were admittedly slow to recognize the severity of this decline in technology end-market demand.

Therefore, it isn't surprising that two technology-related positions, Flextronics and Celestica, were among our most notable disappointments. Both firms provide outsourcing and manufacturing services to original equipment manufacturers in the electronics industry and have suffered alongside their largest customers as end-demand has failed to improve after many months of declines. While we still believe in the long-term viability of the outsourcing business model in general, we chose to exit both positions during the year as a result of continued conditions of oversupply in the markets they serve.

Other setbacks included Liberty Media, a cable and media holding company. By our estimate, Liberty is now trading at around a 40% discount to its net asset value
- a disconnect between the stock's price and what we believe to be its fundamental value that is almost certainly a result of the market's current distaste for even a modest amount of complexity in a firm's capital structure. Because that discount has continued to grow despite rapid subscriber growth and substantial improvements in profitability at several of Liberty's key media properties, we have taken advantage of recent declines to add to our position.

Meanwhile, companies such as Cablevision and Comcast fell victim to a crisis of confidence that engulfed nearly the entire cable industry. Cable industry valuations were impacted both by the broad meltdown in the telecom service sector and the exposure of serious fraud and self-dealing by management at failed operator Adelphia Communications - a stock we did not own. While the conduct alleged in these and other corporate governance scandals is reprehensible, we believe the discount being applied to many public companies - some of which have been deemed guilty by association only - has reached extreme levels. We expect companies such as Cablevision and Comcast to benefit substantially in coming years from the addition of value-added services like high-speed data and cable-based telephony. We believe these companies will also benefit significantly from their transformation from consumers of capital to generators of substantial free cash flow with the upgrade to digital two-way systems now largely complete.

Despite these setbacks, we also enjoyed a number of successes. Video-game maker Electronic Arts achieved outstanding earnings gains and performed quite well on the strength of a broad array of successful new product launches. The company has also taken advantage of the aggressive promotion of next-generation game consoles by Sony, Microsoft and Nintendo, a trend that has encouraged gamers to purchase new software designed to take full advantage of the consoles' capabilities.

Other standouts included drug maker Forest Laboratories, which has benefited from strong sales of anti-depressant Celexa and an extremely positive reception for its successor drug, Lexapro. Also in the medical arena, leading device maker Medtronic benefited from new studies indicating that implantable cardiac defibrillators significantly improve both the long-term prognosis and the quality of life of patients who suffer from chronic heart failure, at least doubling the available market for this key product segment from established use in sudden cardiac death survivors.

In closing, the economic uncertainty that has pressured markets throughout much of the last two years has not dissipated. Yet, on the positive side, the market has now declined in three successive years to levels which appear to reflect much of the bad news. The Federal Reserve has responded to the weakness in economic activity with what now totals 11 rate cuts since the downturn began, and interest rates on U.S. Treasuries are at the lowest levels seen in decades across a broad range of maturities. Meanwhile, corporate spreads remain at historically high levels, there is significant liquidity in the system and earnings yields are extremely competitive against bond yields.

While we continue to maintain substantial exposure to areas including pharmaceuticals, insurance, cable, and defense where we see earnings visibility and attractive valuations, we have recently increased our exposure to more economically sensitive areas. These include positions in media, technology, finance, and energy where there is evidence of improving fundamentals and a favorable risk/ reward in valuations despite the ongoing economic uncertainty. We continue to seek a balance between continued volatility in the markets and the economy on one hand and the substantial long-term opportunity in selected stocks on the other.

Thank you for your continued investment in Janus Mercury Fund.

(1) Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Mercury Fund 19th out of 298 large-cap growth funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                         Janus Mercury Fund  October 31, 2002  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              97.8%                92.8%
  Foreign                                             12.7%                16.0%
    European                                           3.7%                 6.9%
Top 10 Equities                                       34.3%                39.3%
Number of Stocks                                         64                   60
Cash and Cash Equivalents                              2.2%                 7.2%

Top 5 Industries
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Medical - Drugs                                        9.6%                 7.9%
Broadcast Services and Programming                     6.2%                 3.7%
Aerospace and Defense                                  5.2%                 2.7%
Reinsurance                                            5.1%                 2.5%
Applications Software                                  4.9%                 0.3%

Top 10 Equity Holdings
                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Liberty Media Corp. - Class A                          6.2%                 3.7%
Berkshire Hathaway, Inc. - Class B                     5.1%                 2.5%
Forest Laboratories, Inc.                              3.5%                   --
Pfizer, Inc.                                           3.3%                 4.5%
Allstate Corp.                                         3.1%                 0.9%
Nokia Oyj (ADR)                                        2.7%                 6.6%
Samsung Electronics Company, Ltd.                      2.7%                   --
AOL Time Warner, Inc.                                  2.7%                 4.3%
USA Interactive                                        2.6%                   --
Goldman Sachs Group, Inc.                              2.4%                 0.9%

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002

                                One Year        Five Year        Since 5/3/93*
Janus Mercury Fund              (21.88)%          3.70%             12.03%
S&P 500(R)Index                 (15.10)%          0.73%              9.68%
NASDAQ Composite Index          (21.33)%         (3.56)%             7.63%

Janus Mercury
Fund
$29,408

S&P 500(R) Index
$24,061
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Mercury Fund and the S&P 500 Index. Janus Mercury Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Mercury Fund ($29,408) as compared to the S&P 500 Index ($24,061).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Returns have sustained significant gains and losses due to market volatility in the technology and consumer discretionary sectors. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index is a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The index is compiled of more than 4,800 stocks that are traded via this system.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 97.8%
Aerospace and Defense - 5.2%
     984,845    General Dynamics Corp. ......................     $   77,930,785
     917,930    Lockheed Martin Corp. .......................         53,148,147
     519,320    Northrop Grumman Corp. ......................         53,557,472
   2,567,155    Raytheon Co. ................................         75,731,072

                                                                     260,367,476

Applications Software - 4.9%
     985,059    Infosys Technologies, Ltd. ..................     $   77,189,108
     539,370    Intuit, Inc.* ...............................         28,004,090
   1,965,950    Microsoft Corp.* ............................        105,119,346
   2,169,195    Rational Software Corp.* ....................         14,360,071
   4,363,322    Satyam Computer Services, Ltd. ..............         21,244,094

                                                                    245,916,709,

See Notes to Schedule of Investments and Financial Statements.

2  Janus Mercury Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MERCURY FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Broadcast Services and Programming - 6.2%
  37,528,853    Liberty Media Corp. - Class A* ..............     $  310,363,614

Cable Television - 3.9%
   8,564,957    Cablevision Systems New York Group
                  - Class A*,# ..............................         81,880,989
   2,533,800    Comcast Corp.-Special Class A* ..............         58,302,738
   2,148,210    Cox Communications, Inc. - Class A* .........         58,860,954

                                                                     199,044,681

Computers - 2.0%
   6,123,804    Apple Computer, Inc.* .......................         98,409,530

Diversified Financial Services - 0.7%
     994,908    Citigroup, Inc. .............................         36,761,851

E-Commerce/Products - 1.9%
   4,853,910    Amazon.com, Inc.* ...........................         93,971,698

E-Commerce/Services - 1.1%
   3,452,323    TMP Worldwide, Inc.* ........................         53,441,960

Electronic Components - Semiconductors - 2.7%
     480,180    Samsung Electronics Company, Ltd.** .........        135,960,106

Entertainment Software - 1.6%
   1,218,305    Electronic Arts, Inc.* ......................         79,336,022

Finance - Investment Bankers/Brokers - 2.4%
   1,720,795    Goldman Sachs Group, Inc. ...................        123,208,922

Finance - Mortgage Loan Banker - 2.1%
   1,559,260    Fannie Mae ..................................        104,252,124

Health Care Cost Containment - 1.5%
   2,511,080    McKesson Corp. ..............................         74,855,295

Insurance Brokers - 1.0%
   1,639,405    Willis Group Holdings, Ltd.* ................         50,165,793

Internet Brokers - 0.5%
   5,783,955    E*TRADE Group, Inc.* ........................         26,027,797

Life and Health Insurance - 2.1%
   3,419,500    AFLAC, Inc. .................................        104,089,580

Medical - Biomedical and Genetic - 2.3%
   1,810,605    Genentech, Inc.* ............................         61,723,524
   1,908,020    Genzyme Corp.* ..............................         53,138,357

                                                                     114,861,881

Medical - Drugs - 9.6%
     665,670    Biovail Corp. (New York Shares)* ............         21,068,456
   1,782,125    Forest Laboratories, Inc.* ..................        174,630,429
   1,269,365    Novartis A.G. (ADR) .........................         48,159,708
   5,260,255    Pfizer, Inc. ................................        167,118,301
   2,178,405    Wyeth .......................................         72,976,568

                                                                     483,953,462

Medical - HMO - 2.7%
   1,178,220    Anthem, Inc.* ...............................         74,227,860
     695,485    UnitedHealth Group, Inc. ....................         63,254,361

                                                                     137,482,221

Medical - Hospitals - 1.0%
   1,691,352    Tenet Healthcare Corp.* .....................         48,626,370

Medical - Wholesale Drug Distributors - 3.3%
   1,246,370    AmerisourceBergen Corp. .....................     $   88,679,226
   1,157,195    Cardinal Health, Inc. .......................         80,089,466

                                                                     168,768,692

Medical Instruments - 3.1%
   2,111,390    Guidant Corp.* ..............................         62,433,802
   2,069,530    Medtronic, Inc. .............................         92,714,944

                                                                     155,148,746

Multi-Line Insurance - 3.1%
   3,879,935    Allstate Corp. ..............................        154,343,814

Multimedia - 4.7%
   9,046,259    AOL Time Warner, Inc.* ......................        133,432,320
   2,360,053    Viacom, Inc. - Class B* .....................        105,281,964

                                                                     238,714,284

Oil - Field Services - 1.1%
   1,840,940    BJ Services Co.* ............................         55,835,710

Oil and Gas Drilling - 0.3%
     490,430    Patterson-UTI Energy, Inc.* .................         14,183,236

Oil Companies - Exploration and Production - 2.4%
   1,176,315    Anadarko Petroleum Corp. ....................         52,393,070
     845,870    Murphy Oil Corp. ............................         70,909,282

                                                                     123,302,352

Oil Field Machinery and Equipment - 1.5%
   2,359,395    Smith International, Inc.* ..................         73,754,688

Property and Casualty Insurance - 1.6%
   1,083,045    XL Capital, Ltd. - Class A ..................         82,473,877

Reinsurance - 5.1%
     104,844    Berkshire Hathaway, Inc. - Class B* .........        257,916,240

Retail - Building Products - 1.0%
   1,686,080    Home Depot, Inc. ............................         48,693,990

Retail - Discount - 2.3%
   2,089,703    Dollar Tree Stores, Inc.* ...................         54,938,292
   2,914,815    TJX Companies, Inc. .........................         59,812,004

                                                                     114,750,296

Retail - Restaurants - 0.4%
     800,780    Yum! Brands, Inc.* ..........................         18,041,573

Satellite Telecommunications - 1.4%
   3,440,475    EchoStar Communications Corp.* ..............         70,151,285

Semiconductor Components/Integrated Circuits - 0.8%
   1,467,780    Analog Devices, Inc.* .......................         39,336,504

Semiconductor Equipment - 0.6%
     667,175    Applied Materials, Inc.* ....................         10,027,640
     284,250    KLA-Tencor Corp.* ...........................         10,122,143
     318,410    Novellus Systems, Inc.* .....................         10,061,756

                                                                      30,211,539

Super-Regional Banks - 1.4%
   1,117,400    Fifth Third Bancorp .........................         70,954,900

Telecommunication Equipment - 2.7%
   8,318,282    Nokia Oyj (ADR)** ...........................        138,249,847

See Notes to Schedule of Investments and Financial Statements.

                                         Janus Mercury Fund  October 31, 2002  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MERCURY FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Tools - Hand Held - 0.4%
     619,310    Stanley Works ...............................     $   20,047,065

Transportation - Railroad - 1.2%
   1,480,020    Canadian National Railway Co.
                  (New York Shares) .........................         63,152,453

Travel Services - 2.6%
   5,254,236    USA Interactive* ............................        132,879,628

Web Portals/Internet Service Providers - 1.4%
   4,637,685    Yahoo!, Inc.* ...............................         69,194,260
--------------------------------------------------------------------------------
Total Common Stock (cost $5,095,017,110) ....................      4,921,202,071
--------------------------------------------------------------------------------
Time Deposits - 3.6%
                UBS Financial, Inc.
$182,600,000      1.875%, 11/1/02 (cost $182,600,000) .......        182,600,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 1.0%
                Federal Farm Credit Bank
  25,000,000      1.64%, 11/6/02 ............................         24,994,305
                Freddie Mac
  25,000,000      1.70%, 11/5/02 ............................         24,995,278
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $49,989,583) .         49,989,583
--------------------------------------------------------------------------------
Total Investments (total cost $5,327,606,693) - 102.4% ......      5,153,791,654
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.4)%    (119,750,239)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $5,034,041,415
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              2.6%         $  132,639,670
Canada                                               1.6%             84,220,909
Finland                                              2.7%            138,249,847
India                                                1.9%             98,433,202
South Korea                                          2.7%            135,960,106
Switzerland                                          0.9%             48,159,708
United States++                                     87.6%          4,516,128,212
--------------------------------------------------------------------------------
Total                                              100.0%         $5,153,791,654

++Includes Short-Term Securities (83.1% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Euro 1/31/03                     35,150,000      $   34,656,779    $   (670,600)
Euro 4/15/03                     40,500,000          39,808,491        (462,741)
South Korean Won
  2/25/03                    72,700,000,000          59,129,727        (515,684)
--------------------------------------------------------------------------------
Total                                            $  133,594,997    $ (1,649,025)

See Notes to Schedule of Investments and Financial Statements.

4  Janus Mercury Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2002
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $  5,327,607

Investments at value                                                $  5,153,792
  Cash                                                                     1,136
  Receivables:
    Investments sold                                                      40,721
    Fund shares sold                                                       3,566
    Dividends                                                              1,842
    Interest                                                                  10
  Other assets                                                                13
--------------------------------------------------------------------------------
Total Assets                                                           5,201,080
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                102,334
    Fund shares repurchased                                               55,358
    Advisory fees                                                          2,738
    Transfer agent fees and expenses                                       1,668
  Accrued expenses                                                         1,002
  Indian tax liability                                                     2,290
  Forward currency contracts                                               1,649
--------------------------------------------------------------------------------
Total Liabilities                                                        167,039
--------------------------------------------------------------------------------
Net Assets                                                          $  5,034,041
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          337,487

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      14.92
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                         Janus Mercury Fund  October 31, 2002  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the fiscal year ended October 31, 2002
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $     11,805
  Dividends                                                               46,932
  Foreign tax withheld                                                   (1,136)
--------------------------------------------------------------------------------
Total Investment Income                                                   57,601
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           44,094
  Transfer agent fees and expenses                                        16,353
  Postage and mailing expenses                                             1,082
  Custodian fees                                                             398
  Printing expenses                                                        1,356
  Audit fees                                                                  30
  Trustees' fees and expenses                                                 54
  Other expenses                                                             294
--------------------------------------------------------------------------------
Total Expenses                                                            63,661
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                  (1,166)
--------------------------------------------------------------------------------
Net Expenses                                                              62,495
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             (4,894)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions              (2,560,114)
  Net realized gain/(loss) from foreign
    currency transactions                                                (7,598)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                   1,014,490
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments               (1,553,222)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $(1,558,116)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Mercury Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the fiscal year ended October 31
(all numbers in thousands)                                                2002            2001

----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $    (4,894)    $     17,987
  Net realized gain/(loss) from investment and
    foreign currency transactions                                  (2,567,712)     (4,190,555)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                 1,014,490     (3,177,828)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations    (1,558,116)     (7,350,396)
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                              (17,961)        (10,751)
  Net realized gain from investment transactions*                           --     (1,759,634)
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                         (17,961)     (1,770,385)
----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                        1,843,292       2,624,338
  Reinvested dividends and distributions                                16,761       1,639,530
  Shares repurchased                                               (3,160,417)     (3,580,540)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions            (1,300,364)         683,328
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                              (2,876,441)     (8,437,453)
Net Assets:
  Beginning of period                                                7,910,482      16,347,935
----------------------------------------------------------------------------------------------
  End of period                                                   $  5,034,041    $  7,910,482
----------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $ 12,084,495    $ 13,390,082
  Accumulated net investment income/(loss)*                                 --          17,973
  Accumulated net realized gain/(loss) from investments*           (6,872,669)     (4,305,299)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations, net               (177,785)     (1,192,274)
----------------------------------------------------------------------------------------------
                                                                  $  5,034,041    $  7,910,482
----------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                          109,513          97,016
  Reinvested distributions                                                 823          51,917
----------------------------------------------------------------------------------------------
Total                                                                  110,336         148,933
----------------------------------------------------------------------------------------------
  Shares repurchased                                                 (186,075)       (138,465)
Net Increase/(Decrease) in Fund Shares                                (75,739)          10,468
Shares Outstanding, Beginning of Period                                413,224         402,756
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      337,485         413,224
----------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $  5,940,713    $  8,899,237
  Proceeds from sales of securities                                  6,818,658       8,266,257
  Purchases of long-term U.S. government obligations                        --              --
  Proceeds from sales of long-term U.S. government obligations              --              --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                         Janus Mercury Fund  October 31, 2002  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
fiscal year ended October 31                                2002             2001             2000             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      19.14     $      40.59     $      35.65     $      20.77     $      18.65
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                --              .04              .03               --            (.01)
  Net gains/(losses) on securities
    (both realized and unrealized)                        (4.18)          (17.05)             8.18            16.89             4.07
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (4.18)          (17.01)             8.21            16.89             4.06
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.04)            (.03)               --               --            (.04)
  Distributions (from capital gains)*                         --           (4.41)           (3.27)           (2.01)           (1.90)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.04)           (4.44)           (3.27)           (2.01)           (1.94)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      14.92     $      19.14     $      40.59     $      35.65     $      20.77
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (21.88)%         (46.21)%           22.99%           86.02%           24.75%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  5,034,041     $  7,910,482     $ 16,347,935     $  9,059,883     $  2,368,077
Average Net Assets for the Period (in thousands)    $  6,783,864     $ 11,243,108     $ 15,903,790     $  5,258,427     $  2,103,414
Ratio of Gross Expenses to Average Net Assets(1)           0.94%            0.89%            0.89%            0.93%            0.97%
Ratio of Net Expenses to Average Net Assets(1)             0.92%            0.88%            0.88%            0.91%            0.94%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                           (0.07)%            0.16%            0.08%          (0.39)%          (0.33)%
Portfolio Turnover Rate                                      97%              83%              71%              89%             105%

(1) See "Explanation of Charts, Tables and Financial Statements." *See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

8  Janus Mercury Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

ADR                 American Depository Receipt
New York Shares     Securities of foreign companies trading on the New York
                    Stock Exchange.

*    Non-income-producing security
** A portion of this security has been segregated by the custodian to cover segregation requirements on forward currency contracts.

#The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities at any time during the period ended October 31, 2002.

                                        Purchases                    Sales                  Realized        Dividend    Market Value
                                   Shares         Cost         Shares         Cost         Gain/(Loss)       Income      at 10/31/02
------------------------------------------------------------------------------------------------------------------------------------
Cablevision Systems              3,064,903    $49,449,905    2,086,690    $151,775,672    $(98,496,865)        --        $81,880,989
  New York Group - Class A
------------------------------------------------------------------------------------------------------------------------------------

                                         Janus Mercury Fund  October 31, 2002  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of Janus Mercury Fund (the "Fund") and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Fund invests primarily in equity securities. The Fund is classified as diversified as defined in the 1940 Act.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

As a result of changes in the accounting standards applicable to the Funds' financial statements, the Funds are no longer required to show certain distribution information as a separate line item. The Funds' current and prior year Statements of Changes in Net Assets and Financial Highlights included in this report reflect this change.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principle markets and the time the net asset value
(NAV) is determined, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

SECURITIES LENDING
Under procedures adopted by the Trustees', the Fund may lend securities to qualified parties (typically brokers or other financial institutions) for the purpose of earning additional income. All loans will be continuously 100 percent secured by collateral, which consists of cash, U.S. government securities, letters of credit and such other Collateral permitted by the SEC. Cash collateral may be invested in money market funds advised by Janus Capital Management LLC ("Janus Capital") to the extent consistent with exemptive relief obtained from the SEC. As with other extensions of credit, there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. The Fund will not have the right to vote on securities while they are being lent, but they will generally call a loan in anticipation of any important vote. Securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing and where Janus Capital believes the benefit from granting such loans justifies the risk.

The borrower pays fees at the Fund's direction to its lending agent. Additionally, the lending agent invests the cash collateral and retains a portion of the interest earned. The lending fees and the Fund's portion of the interest income earned on cash collateral are included in interest income on the Statement of Operations. During the period ended October 31, 2002, the Fund earned security lending fees totaling $155,873.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

10  Janus Mercury Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

The Fund may enter into futures contracts and options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatlity than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

                                        Janus Mercury Fund  October 31, 2002  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

The Fund pays Janus Services LLC, a wholly owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides a shareholder accounting system to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced on the net fees paid to DST for the period ended October 31, 2002, are noted below.

     DST Securities, Inc.            Fund
         Commissions                Expense
            Paid                   Reduction                 DST Fees
================================================================================
          $328,432                 $246,385                 $1,956,455
--------------------------------------------------------------------------------

12  Janus Mercury Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

A Fund is required to make distributions of any income and gains realized in the prior fiscal year. The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations, (2) losses or deductions the Fund may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2002 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2007 and October 31, 2010.

Other book to tax differences in 2002 primarily consist of foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                                    Net Tax AP/DP
Undistributed    Undistributed                       on Foreign       Net Tax
  Ordinary         Long-Term        Accumulated       Currency       AP/DP on
   Income            Gains        Capital Losses     and Futures    Investments
--------------------------------------------------------------------------------
     --                --        $(6,773,174,551)     $(546,522)  $(276,732,811)
--------------------------------------------------------------------------------
AP/DP  Appreciation/(Depreciation)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of October 31, 2002 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

       Federal Tax                Unrealized                   Unrealized
          Cost                   Appreciation                (Depreciation)
================================================================================
     $5,428,234,581              $414,160,666                $(688,603,593)
--------------------------------------------------------------------------------

                                        Janus Mercury Fund  October 31, 2002  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                         Distributions
------------------------------------------------------------
     From Ordinary       From Long-Term      Tax Return of    Net Investment
         Income          Capital Gains          Capital            Loss
================================================================================
      $17,961,490              --                  --          $(5,224,249)
--------------------------------------------------------------------------------

14  Janus Mercury Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Mercury Fund (one of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 5, 2002

                                        Janus Mercury Fund  October 31, 2002  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(unaudited)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2002.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended October 31, 2002. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

16  Janus Mercury Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                        Janus Mercury Fund  October 31, 2002  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 52 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series.

TRUSTEES

                                                                                               Number of
                                                                                               Portfolios
                                                                                               in Fund
                                                                                               Complex
                         Positions               Length of       Principal Occupations         Overseen      Other Directorships
Name, Age and Address    Held with Fund          Time Served     During the Past Five Years    by Trustee    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
Thomas H. Bailey*        Chairman and Trustee    6/69-Present    Formerly, President           52            N/A
100 Fillmore Street                                              (1978-2002) and Chief
Denver, CO 80206                                                 Executive Officer (1994-
Age 65                                                           2002) of Janus Capital
                                                                 or Janus Capital
                                                                 Corporation. President
                                                                 and Director (1994-2002)
                                                                 of the Janus Foundation;
                                                                 Chairman and Director
                                                                 (1978-2002) of Janus
                                                                 Capital Corporation and
                                                                 Director (1997- 2001) of
                                                                 Janus Distributors, Inc.

------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

William F. McCalpin      Trustee                 6/02-Present    Executive Vice President      52            Founding Director and
100 Fillmore Street                                              and Chief Operating                         Board Chair, Solar
Denver, CO 80206                                                 Officer of The                              Development
Age 45                                                           Rockefeller Brothers                        Foundation; Trustee and
                                                                 Fund (a private family                      Vice President, Asian
                                                                 foundation). Formerly,                      Cultural Council.
                                                                 Director of Investments
                                                                 (1991-1998) of The John
                                                                 D. and Catherine T.
                                                                 MacArthur Foundation (a
                                                                 private family
                                                                 foundation).

John W. McCarter, Jr.    Trustee                 6/02-Present    President and Chief           52            Chairman of the Board,
100 Fillmore Street                                              Executive Officer of The                    Divergence LLC;
Denver, CO 80206                                                 Field Museum of Natural                     Director of A.M. Castle
Age 64                                                           History. Formerly, Senior                   & Co., Harris Insight
                                                                 Vice President (1987-1997)                  Funds, W.W. Grainger,
                                                                 of Booz-Allen & Hamilton,                   Inc.; Trustee of WTTW
                                                                 Inc. (a management                          (Chicago public
                                                                 consulting firm).                           television station),
                                                                                                             the University of
                                                                                                             Chicago and Chicago
                                                                                                             Public Education Fund.

Dennis B. Mullen         Trustee                 2/71-Present    Private Investor. Formerly    52            N/A
100 Fillmore Street                                              (1997-1998) Chief
Denver, CO 80206                                                 Financial Officer - Boston
Age 58                                                           Market Concepts, Boston
                                                                 Chicken, Inc., Golden, CO
                                                                 (a restaurant chain).
------------------------------------------------------------------------------------------------------------------------------------

*The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

18  Janus Mercury Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                               Number of
                                                                                               Portfolios
                                                                                               in Fund
                                                                                               Complex
                         Positions               Length of       Principal Occupations         Overseen      Other Directorships
Name, Age and Address    Held with Fund          Time Served     During the Past Five Years    by Trustee    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees - (continued)
James T. Rothe           Trustee                 1/97-Present    Professor of Business,        52            Director of Optika,
100 Fillmore Street                                              University of Colorado,                     Inc. and NeoCore Corp.
Denver, CO 80206                                                 Colorado Springs, CO.
Age 58                                                           Formerly, Distinguished
                                                                 Visiting Professor of
                                                                 Business (2001-2002),
                                                                 Thunderbird (American
                                                                 Graduate School of
                                                                 International Management),
                                                                 Phoenix, AZ; and Principal
                                                                 (1988-1999) of Phillips-
                                                                 Smith Retail Group,
                                                                 Colorado Springs, CO (a
                                                                 venture capital firm).

William D. Stewart       Trustee                 6/84-Present    Corporate Vice President      52        N/A
100 Fillmore Street                                              and General Manager of MKS
Denver, CO 80206                                                 Instruments - HPS
Age 58                                                           Products, Boulder, CO (a
                                                                 manufacturer of vacuum
                                                                 fittings and valves).

Martin H. Waldinger      Trustee                 8/69-Present    Consultant.                   52        N/A
100 Fillmore Street
Denver, CO 80206
Age 64
------------------------------------------------------------------------------------------------------------------------------------

                                        Janus Mercury Fund  October 31, 2002  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

OFFICERS

                                                                   Term of
                                                                   Office* and
                                                                   Length of        Principal Occupations
Name, Age and Address        Positions Held with Fund              Time Served      During the Past Five Years
-------------------------------------------------------------------------------------------------------------------------------
Warren B. Lammert III**+     Executive Vice President and          2/93-Present     Vice President of Janus Capital.
100 Fillmore Street          Portfolio Manager
Denver, CO 80206             Janus Mercury Fund
Age 40

Thomas A. Early**            Vice President and General Counsel    3/98-Present     Vice President, General Counsel, Chief
100 Fillmore Street                                                                 Corporate Affairs Officer, Secretary and
Denver, CO 80206                                                                    Interim Director of Janus Capital; Vice
Age 47                                                                              President, General Counsel and Secretary
                                                                                    of Janus Services LLC, Janus Capital
                                                                                    International LLC and Janus Institutional
                                                                                    Services LLC; Vice President, General
                                                                                    Counsel and Director to Janus
                                                                                    International (Asia) Limited and Janus
                                                                                    International Limited; Vice President,
                                                                                    General Counsel and Secretary to Janus
                                                                                    Distributors LLC and the Janus Foundation;
                                                                                    and Director for Janus Capital Trust
                                                                                    Manager Limited, Janus World Principal
                                                                                    Protected Funds and Janus World Funds.
                                                                                    Formerly, Director (2001) of Janus
                                                                                    Distributors, Inc. and Janus Services, Inc.;
                                                                                    Vice President, General Counsel,
                                                                                    Secretary and Director (2000-2002)
                                                                                    of Janus International Holding, Inc.;
                                                                                    Executive Vice President and General
                                                                                    Counsel (1997-1998) of Prudential
                                                                                    Investments Fund Management LLC;
                                                                                    and Vice President and General
                                                                                    Counsel (1994-1997) of Prudential
                                                                                    Retirement Services.

Anita E. Falicia**           Assistant Treasurer                   2/97-10/02       Vice President of Investment Accounting
100 Fillmore Street          Vice President, Chief Financial       10/02-Present    of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206             Officer, Treasurer and Principal                       President (2000-2002) of Investment
Age 34                       Accounting Officer                                     Accounting of Janus Capital or Janus
                                                                                    Capital Corporation; Director (1999-2000)
                                                                                    of Investment Accounting of Janus
                                                                                    Capital Corporation; and Director
                                                                                    (1997-1999) of Fund Accounting of
                                                                                    Janus Capital Corporation.

Bonnie M. Howe**             Vice President                        12/99-Present    Vice President and Assistant General
100 Fillmore Street                                                                 Counsel to Janus Capital, Janus
Denver, CO 80206                                                                    Distributors LLC and Janus Services LLC.
Age 37                                                                              Formerly, Assistant Vice President
                                                                                    (1997-1999) and Associate Counsel
                                                                                    (1995-1999) for Janus Capital Corporation
                                                                                    and Assistant Vice President (1998-2000)
                                                                                    for Janus Service Corporation.
-------------------------------------------------------------------------------------------------------------------------------

 *Officers are elected annually by the Trustees for a one-year term. **"Interested person" of the Trust by virtue of positions with Janus Capital.

20  Janus Mercury Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   Term of
                                                                   Office* and
                                                                   Length of        Principal Occupations
Name, Age and Address        Positions Held with Fund              Time Served      During the Past Five Years
-------------------------------------------------------------------------------------------------------------------------------
Kelley Abbott Howes**        Vice President and Secretary          12/99-Present    Vice President of Domestic Funds and
100 Fillmore Street                                                                 Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                                    Vice President and Assistant General
Age 37                                                                              Counsel Janus Distributors LLC and
                                                                                    Janus Services LLC. Formerly, Assistant
                                                                                    Vice President (1997-1999) of Janus
                                                                                    Capital Corporation; Chief Compliance
                                                                                    Officer, Director and President (1997-
                                                                                    1999) of Janus Distributors, Inc.; and
                                                                                    Assistant Vice President (1998-2000) of
                                                                                    Janus Service Corporation.

David R. Kowalski**          Vice President                        6/02-Present     Vice President and Chief Compliance
100 Fillmore Street                                                                 Officer of Janus Capital and Janus
Denver, CO 80206                                                                    Distributors LLC; and Assistant Vice
Age 45                                                                              President of Janus Services LLC.
                                                                                    Formerly, Senior Vice President and
                                                                                    Director (1985-2000) of Mutual Fund
                                                                                    Compliance for Van Kampen Funds.

Loren M. Starr**             President and Chief Executive         9/02-Present     Vice President, Chief Financial Officer
100 Fillmore Street          Officer                                                and Interim Director of Janus Capital;
Denver, CO 80206                                                                    Vice President of Finance, Treasurer and
Age 41                                                                              Chief Financial Officer of Janus Services
                                                                                    LLC and Janus International Limited;
                                                                                    Vice President of Finance, Treasurer and
                                                                                    Chief Financial Officer of Janus Distributors
                                                                                    LLC, Janus Capital International LLC
                                                                                    and Janus Institutional Services LLC; and
                                                                                    Director of Janus Capital Trust Manager
                                                                                    Limited, Janus World Principal Protected
                                                                                    Funds and Janus World Funds. Formerly,
                                                                                    Vice President of Finance, Treasurer,
                                                                                    Chief Financial Officer (2001-2002) and
                                                                                    Director (2002) for Janus International
                                                                                    Holding Inc.; Managing Director,
                                                                                    Treasurer and Head of Corporate
                                                                                    Finance and Reporting (1998-2001) for
                                                                                    Putnam Investments; and Senior Vice
                                                                                    President of Financial Planning and
                                                                                    Analysis (1996-1998) for Lehman
                                                                                    Brothers, Inc.

Heidi J. Walter**            Vice President                        4/00-Present     Vice President and Assistant General
100 Fillmore Street                                                                 Counsel to Janus Capital and Janus
Denver, CO 80206                                                                    Services LLC. Formerly, Vice President
Age 35                                                                              and Senior Legal Counsel (1995-1999)
                                                                                    for Stein Roe & Farnham, Inc.
-------------------------------------------------------------------------------------------------------------------------------

 *Officers are elected annually by the Trustees for a one-year term. **"Interested person" of the Trust by virtue of positions with Janus Capital.

                                        Janus Mercury Fund  October 31, 2002  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

22  Janus Mercury Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                        Janus Mercury Fund  October 31, 2002  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

24  Janus Mercury Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                        Janus Mercury Fund  October 31, 2002  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       [LOGO] JANUS

                              www.janus.com

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (11/02)

                                                                     MER48-12/02

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------